February 13, 2018 Credit Suisse Energy Conference

2 Important Disclaimer This presentation contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements contained in this presentation, which are not generally historical in nature, include those that express a belief, expectation or intention regarding our future activities, plans and goals and our current expectations with respect to, among other things: our ability to successfully integrate O-Tex’s business with our own; our operating cash flows, the availability of capital and our liquidity; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: the ultimate timing, outcome and results of integrating O-Tex’s business into our business and our ability to realize the anticipated benefits; a decline in demand for our services, including due to declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical and volatile nature of the oil and gas industry, which impacts the level of drilling, completion and production activity and spending patterns by E&P companies; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; pressure on pricing for our core services, including due to competition and industry and/or economic conditions, which may impact, among other things, our ability to implement price increases or maintain pricing on our core services; the loss of, or interruption or delay in operations by, one or more significant customers; the failure to pay amounts when due, or at all, by one or more significant customers; changes in customer requirements in the markets we serve; costs, delays, regulatory compliance requirements and other difficulties in executing our long-term growth strategy; the effects of future acquisitions on our business, including our ability to successfully integrate our operations and the costs incurred in doing so; business growth outpacing the capabilities of our infrastructure; adverse weather conditions in oil or gas producing regions; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our hydraulic fracturing services; the incurrence of significant costs and liabilities resulting from litigation; the incurrence of significant costs and liabilities or severe restrictions on our operations or the inability to perform certain operations resulting from a failure to comply, or our compliance with, new or existing regulations; the incurrence of significant costs and liabilities resulting from a failure to comply, or our compliance with, new or existing environmental regulations or an accidental release of hazardous substances into the environment; the loss of, or inability to attract, key management and other competent personnel; a shortage of qualified workers; the loss of, or interruption or delay in operations by, one or more of our key suppliers; operating hazards inherent in our industry, including the significant possibility of accidents resulting in personal injury or death, property damage or environmental damage; accidental damage to or malfunction of equipment; our ability to maintain sufficient liquidity and/or obtain adequate financing to allow us to execute our business plan; and our ability to comply with covenants under our Amended Credit Facility. For additional information regarding known material factors that could affect our operating results and performance, please see our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and recent Current Reports on Form 8-K, which are available at the SEC’s website, http://www.sec.gov. Should one or more of these known material risks occur, or should the underlying assumptions change or prove incorrect, our actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written or oral forward-looking statements concerning us are expressly qualified in their entirety by the cautionary statements above. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law. All information in this presentation is as of September 30, 2017 unless otherwise indicated. Non-GAAP Financial Measures: This presentation includes Adjusted EBITDA, a measure not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Please see slide 20 for a reconciliation of net income (loss), the nearest measure calculated in accordance with U.S. GAAP, or pro forma net income (loss) prepared and presented in accordance with Article 11 of Regulation S-X, to Adjusted EBITDA.

3 Market Summary Data as of February 7, 2018 Ticker (NYSE) CJ Share Price $28.15 Diluted Shares Outstanding (MM) (1) 68.5 Market Capitalization ($MM) $1,928.3 (1) As of February 7, 2018. Diluted shares outstanding excludes the following: • Shares of common stock issuable upon the exercise of 351,306 outstanding stock options. • Shares of common stock issuable upon the exercise of 3,528,073 outstanding warrants (subject to adjustments pursuant to the terms of the warrants) issued pursuant to the Company’s Chapter 11 Restructuring Plan.

4 C&J Energy Services Snapshot One of the Largest Oilfield Services Providers with Equipment, Facilities and Technical Expertise Distributed Across All Active Onshore Basins in the Continental U.S. Key Differentiators We are a leading provider in each of our core service offerings (1) Fracturing Casedhole Wireline & Pumping Coiled Tubing Rig Services Fluids Management Top 10 #1 #2 #3 #1 Research & Technology Well Construction & Intervention Well Completion Well Support Services ● Leading Provider of Fracturing, Casedhole Wireline & Pumping, Cementing, Coiled Tubing, Rig Services and Fluids Management ● One of the largest NAm providers of both completion and production services ● Diversified portfolio of products and services across the life of a well, focused on high quality customer base ● A technology leader with a state-of-the art Research and Technology (R&T) platform Diversified Revenue Across the Spectrum Fracturing Other Well Support Services Coiled Tubing & Other Fluids Management Wireline & Pumping Cementing Rig Services 3Q’17 Proforma Revenue: $477 MM (2) 1. Rankings reflect management’s estimates based on internal data and industry sources available as of September 30, 2017. Proforma divestiture of Canadian rig services business on November 5, 2017 and acquisition of O-Tex on November 30, 2017. 2. Proforma divestiture of Canadian rig services business on November 5, 2017 and acquisition of O-Tex on November 30, 2017. Well Abandonment Cementing #4 45% 19% 13% 5% 10% 6% 2%

5 Strong Presence in All Active Onshore U.S. Basins Tuscaloosa-Marine Shale Haynesville Shale Eagle Ford Shale Cana Woodford Shale Permian Basin Granite Wash Mississippian Niobrara Los Angeles Basin San Joaquin Basin Piceance Uinta Basin Denver-Julesburg Basin Bakken Shale Appalachian Basin Utica & Marcellus Basins / Shale Plays Business Units Regions C&J Energy Services Assets 38% 23% 14% 9% 8% 8% West Texas South Texas / South East North East Rockies / Bakken California Mid-Con Number of Segments Served in Each Basin (1) 0 1 2 3 4 5 6 West Texas Mid- Continent South Texas South East California Bakken / Rockies North East Fracturing Wireline & Pumping Cementing Coiled Tubing Rig Services Fluids Management Established Footprint Provides a Scalable Platform With a Diversified Offering in All Active Onshore U.S. Basins 3Q’17 Proforma Revenue by Geography (1) 1. As of September 30, 2017. Proforma divestiture of Canadian rig services business on November 5, 2017 and acquisition of O-Tex on November 30, 2017.

Our Modern, High Quality Asset Base

Fracturing [1]



- 22 horizontal fracturing fleets comprising ~900,000 HHP
  - 14 horizontal and 2 vertical deployed fleets comprising 615,000 HHP [2]
- Proprietary frac controls with CAT-CAT configurations on majority of deployed fleets

Casedhole Wireline & Pumping [1]



- 124 fit-for-purpose casedhole wireline trucks
  - 74 trucks deployed
- 68 pumping units, all currently deployed
- A standard in the market for reliability and efficiency

Cementing [1]



- Closed O-Tex acquisition on 11/30/2017
- 117 advanced cementing units
  - 87 units deployed
- Recently opened facility in Pecos, Texas to serve growing Delaware Basin activity
- Advanced in-house lab capabilities

Coiled Tubing [1]



- 44 coiled tubing units
  - 16 units deployed
- Over 70% of the fleet consists of large diameter coil (2" or greater)
- Majority of the fleet optimized to support depths of up to 25,000 feet

Rig Services [3]



- 384 workover rigs
  - Averaged 121 workover rigs per work day deployed in 4Q'17
- Capability to support complex, deep wells with long laterals
- 243 rigs capable of horizontal work with 400 HP or greater

Fluids Management [3]



- 1,090 service trucks, 3,503 frac tanks and 25 captive (C&J only) salt water disposal facilities
- Provides customers with integrated waste and fluids solutions

We have rationalized our assets across all service lines, making us well-positioned to deliver the highest quality value-added services to our customers and attractive returns to shareholders

1. Asset counts as of December 31, 2017.
2. Fourteenth horizontal frac fleet deployed on December 6, 2017.
3. Asset counts for Rig Services and Fluids Management represent December 2017 averages.

C&J ENERGY SERVICES
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7 Our Completions Footprint Will Continue to Grow Horizontal Rigs % HZ Rigs Avg Rig Efficiency (HZ Wells per Rig Year) HZ Wells Spud (’000) HZ Stage Count (‘000) HZ Stages Per Well HZ Frac HHP Demand (MM) 2014 Average 2016 Average 2018 Estimate vs. 2016 3711,286 81%71% 19.215.7 8.018.6 229395 2821 7.111.9 Frac HHP Utilization 43%77% D ri ve rs Pe rfo rm an ce M e tr ic s  Improving Rig Efficiency  Higher Frac Demand % of HZ Well Costs Spent on Completions 76%69%  Greater Completion Intensity  More Stages  Increased HZ Drilling Secular trends are driving increasing service intensity and frac demand growth through 2018 Source: Coras Oilfield Research. YTD 2017 data is through 9/30/2017. All data subject to further revision. 1. Annualized for comparative purposes. Key Drivers and Metrics Indicate a Cyclical Recovery is Underway Proppant Per HZ Well (MM lbs) 9.95.8 YTD 2017 Average 706 84% 17.5 (1) 11.5 (1) 389 (1) 34 10.9 61% 72% 12.1

8 Quality of Our Horsepower Leading to Full Utilization We Currently Have 14 Horizontal and 2 Vertical Fleets Deployed and Plan to Add 4 – 5 Horizontal Fleets by Year End 2018 (1) 10 11 15 (2) 0 5 10 15 20 25 4Q 2016 1Q 2017 YE 2017 YE 2018 Bakken Rockies Mid-Con West Texas South Texas Northeast ~900K HHP ~19 - 20 Horizontal Fleets (3) ● Aim to achieve critical mass in all our active basins ● Benefit from increased completion intensity ● Capture economies of scale 1. Our fleet is currently composed of ~900,000 HHP, with 575,000 HHP deployed in 14 active horizontal fleets and 40,000 HHP deployed in 2 active vertical fleets. 2. Includes 15 horizontal equivalent fleets comprised of 14 horizontal and 2 vertical fleets. 3. Estimated horizontal equivalent fleets deployed by YE’18. Fleet additions are dependent on customer demand and market conditions.

9 O-Tex Pumping A Leading Specialty Cementing Services Provider ● Acquired O-Tex for $132.5MM in cash and 4.42MM shares of C&J stock on November 30, 2017 ● One of the largest providers of downhole specialty cementing services in the U.S. – 4th largest overall cementing provider (1) – Top 2 position in the Permian Basin (2) ● Meaningful presence across most major U.S. shale basins – Newest facility in Pecos, Texas opened late 3Q’17 to meet growing demand in the Delaware Basin ● One of the youngest and most advanced pumping fleets in the industry (2) – 81 cementing units, 12 bulk plants and 8 independent lab facilities ● An established premier customer base and minimal overlap with legacy C&J cementing customers ● Similar cultures, values and vision to C&J with a best-in-class management team and experienced talent throughout the organization 3Q’17 Revenue by Region 1. U.S. rankings based on internal data and industry sources available as of April 1, 2017. 2. Management estimate as of November 30, 2017. West Texas Mid-Continent Northeast Rockies 3Q’17 annualized revenue: $189 million 55% 18% 16% 11% 2nd largest cementing services provider in the Permian Basin (2)

Why Cementing?

C&J's Core "New Well Focus"

Drilling	Well Construction & Intervention		Well Completion	Well Support Services	
Directional Services	***Cementing Services*** ***($1.8 billion market[1])***	*Coiled Tubing*	*Fracturing Wireline & Pumping*	*Rig Services*	*Fluids Management*

Secular Tailwinds

- Drilling efficiencies and multi-well pads continue to drive well counts higher
- Increasing lateral lengths, growing footage per well and tighter spacing further stretches cementing demand
- Extended reach complexity drives a premium for market leading expertise

Compelling Economics

- Strong mid-cycle margins proven throughout the cycle
- Less strain on the equipment significantly extends lifecycle and reduces replacement requirements
- Lower maintenance capex generates attractive cash flow profile

High Barriers to Entry

- Cementing complexity and risks of poor execution continue to rise
- Proper cementing of extended laterals requires extensive expertise and earned trust from the operator
- Competition at the high end is more consolidated

Portfolio Enhancing

- Earlier engagement with customers with a more comprehensive and complementary offering
- Immediately enhances scale and capabilities in a "sold out" service line while allowing for further growth
- Revenue pull-through and other potential synergies could be meaningful

1. U.S. Land market size per 3rd party research.

C&J ENERGY SERVICES

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11 A Leading Provider of Service Rigs in the Market (1) Rig classifications: Class 1: 100-199 HP, Class 2: 200-299 HP, Class 3: 300-399, Class 4: 400-499 HP, Class 5: 500+ HP Our High Spec Well Servicing Rig Fleet Is Well Positioned Premium Equipment Optimized For High Spec Services (1) 0 40 80 120 160 Class 1 Class 2 Class 3 Class 4 Class 5 0 200 400 600 800 1,000 # ~63% of Service Rigs are Class 4 or better 384 Total Service Rigs 243 Capable of HZ Services ● 3rd largest well service rig business in the U.S. (1)(2) ● ~63% class 4+ rigs capable of the most complex jobs ● Top 10 customers are majors and large independents ● 600+ customers served in 2017 ● Strong operating presence in California, Rockies, Permian and South Texas ● Attract new customers due to our culture of service quality and safety ● AESC 2016 Gold Safety Award Significant Scale Diversified Footprint Premium Provider Loyal Customers ● Maintained positive adjusted EBITDA across market cycles ● Limited capital investment needed to drive cash flow improvement Attractive Financial Returns 1. As of September 30, 2017. Proforma divestiture of Canadian rig services business on November 5, 2017. 2. Management estimate as of November 5, 2017.

12 Long-Term Relationships with High Quality Customers Why Customers Choose C&J? ● Customers Value Our… ● Our ability to deliver integrated services through the life of the well with our multi-product suite ● Our large, multi-basin footprint supports operators with premium acreage in the most active basins We Seek Customers Aligned With Our Strengths ● Established E&P companies – significant portion of our revenue generated by IOCs, large independents and well- capitalized companies ● Premium acreage positions in the most active basins – targeting “manufacturing” oriented operators seeking dedicated services ● Customers who value our technology, scale, diversification and expertise – and the efficiencies C&J can generate ● Our strong reputation / track record opens doors for cross- selling opportunities at existing clients – delivering integrated services Logos from next few pages Core Customers with Deep Ties to C&J Energy Services  Diversified service offering and life-of-well capabilities  Geographic footprint & scale  Reputation for safety & service quality  Value-added technology

13 Our Frac Refurbishments Are Targeting Fleet Optimization Standardized Fleet Will Increase Efficiency and Lower Costs CAT-CAT Configuration A ● Lowest cost of total ownership and longer run times StandardizationD ● Cube radiator ● Power and fluid end lubrication system Stainless Steel Fluid Ends C ● Improved durability while minimizing operating cost ● Greater reliability and lower maintenance cost B “Last Mile” Strategy Reducing Operating Costs ● In-house refurbishment and heavy maintenance capabilities at San Angelo, Texas facility ● Strong relationships with key equipment manufacturers ● Long-term supply agreements for fluid ends, power ends and pump consumables ● Successfully tested warm start technology ● Utilize sand system that fits customer and wellsite requirements – Silos, Containers, Sand Storm & Sand Kings ● Repurpose existing trucking assets to develop internal sand hauling capacity ● Explore storage capabilities to provide elasticity in the supply chain D D C B A

Our Evolutionary Technology Advantage

Our R&T Platform and Capabilities Separate C&J from Other Small & Mid Cap Peers



Team of 25 engineers and 75 technicians dedicated to solving the most difficult well site challenges

R&T Portfolio Drives Increased Returns



Pumpdown Controls
Frac Blender
Release Tool
Tension Tool
Frac Controls
Perforating Switches & Accessories
Frac Pump Warm Start
Frac Chemistry
Perforating Guns
Lateral Science
Frac Plugs
Drilling Tools
Greaseless Cable Accessories
Last Mile Sand Solution
Operational Efficiency
Cost Reduction
New Business

Operational Efficiency



Mobile Data Technologies (MDT™)

- Costs ~50% less than competing systems
- Total fleet synchronization improves automation and efficiency

Cost Reduction



Perforating Guns & Accessories
(trade secret)

- One of the lowest cost producers of perforating guns in the industry
- At least 20 - 30% savings over 3rd party switches and accessories

New Business

LATERAL SCIENCE
Making Engineered Completions an Every Well Event

Lateral Science™
(patent pending)

- Engineered solution that improves the frac design and overall well production
- Over 435 wells analyzed to date
- Proved to increase production per lateral foot and per pound of proppant

C&J ENERGY SERVICES

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15 Our Quality Management System is Designed to Enhance Service Quality Our Quality Management System (“QMS”) will support our core values and should set us apart from other companies of our size How it Will Work ● Identify the critical risk ● Systematically and consistently streamline our work processes utilizing our best practices ● Focus on pragmatic employee training and development ● Adopt firm-wide risk mitigation strategy and management analytics Why a QMS? ● Designing to create standardization throughout all facets of our business ● Intended to allow replication of success and efficiency across every business line and location ● Designing to reduce on-the-job incidents and accidents ● Intended to enhance the reliability and quality of our products and services Core Focus Areas and Goals of QMS Personnel Maintenance Service Delivery Continuous Improvement ● Greater visibility of performance should facilitate lowest possible cost of ownership ● Services based on standards and best practices developed from years of experience ● Measuring our performance against elevated operational goals will allow us to quickly close performance gaps ● Competency structure will assure appropriate training and enable better career progression Our Quality Management System is being developed to operate within API Q2 requirements

Financial Review SECTION 2:

17 Core Tenets of Our Financial Policy ● Maintain a conservative leverage policy ● 2Q’17 equity offering established capital markets access ● Prudent financial targets Preserve Balance Sheet Strength 1 ● Near-term growth funded ● Upsized ABL enhanced liquidity and financial flexibility ● Continued focus on improving working capital Proactively Manage Cash Flow & Liquidity 2 ● Focused on creating shareholder value ● Disciplined organic growth and M&A strategy ● Divested non-core business lines Disciplined Capital Deployment 3 ● Structural improvements through downturn ● Implemented single ERP system to enhance efficiency ● Pursuing opportunities for further efficiency gains Maintain Low Cost Structure 4

Renewed Capital Structure Supports Growth

Key Highlights

- As of September 30, 2017, C&J had ~$392MM in total liquidity comprised of ~$213MM in cash and ~$178MM available under our amended ABL credit facility
- C&J closed the divestiture of its Canadian rig services business for ~$28MM in cash on November 5, 2017
- C&J completed the acquisition of O-Tex Pumping for ~$132.5MM in cash and 4.42MM shares of C&J common stock on November 30, 2017

Strong Capital Structure and Robust Liquidity

$MM	As of September 30, 2017		
	Actual	Adjustments [1]	Proforma
Capitalization			
Long-Term Debt	$ -	$ -	$ -
Shareholders' Equity	1,124	107	1,232
Liquidity			
Cash & Cash Equivalents [1]	$ 213	$ (98)	$ 115
ABL Availability [1][2]	178	-	178
Total Liquidity	**$ 392**	**$ (98)**	**$ 294**

C&J will maintain a strong liquidity position with ample financial flexibility to fund organic growth objectives and potential accretive bolt-on acquisitions

1. Proforma divestiture of Canadian rig services business on November 5, 2017 and acquisition of O-Tex on November 30, 2017. Assumes CJ closing price of $24.92 per share at announcement and transaction fees of approximately $3.0MM. Assumes cash and liquidity position as of November 6, 2017.
2. As of September 30, 2017, $200MM ABL credit facility was undrawn and C&J had borrowing capacity of $178.4MM due to letters of credit outstanding.

C&J ENERGY SERVICES

18

Historical Financial Summary

Select Historical Financial Information

$MM; unless otherwise stated

	Full Year Pro Forma [1] 2013	2014	2015	Q1'16	Q2'16	Q3'16	Q4'16	Full Year 2016	Q1'17	Q2'17	Q3'17	YTD 2017
Revenue												
Completion Services	$1,933	$2,597	$1,327	$171	$136	$140	$153	$600	$218	$294	$345	$857
Well Support Services	1,202	1,244	759	97	88	90	89	364	96	96	98	290
Corporate / Eliminations	12	20	28	2	2	2	2	8	-	-	-	-
Total Revenue	**$3,147**	**$3,861**	**$2,115**	**$270**	**$225**	**$233**	**$244**	**$971**	**$314**	**$390**	**$443**	**$1,147**
Total Gross Profit [2]	**$830**	**$858**	**$240**	**$8**	**($5)**	**$16**	**$5**	**$24**	**$52**	**$80**	**$103**	**$235**
% Margin	*26%*	*22%*	*11%*	*3%*	*(2%)*	*7%*	*2%*	*2%*	*17%*	*20%*	*23%*	*20%*
Net Income / (Loss)	**$96**	**($244)**	**($879)**	**($428)**	**($291)**	**($106)**	**($118)**	**($944)**	**($32)**	**($13)**	**$11**	**($35)**
Adjusted EBITDA [3]												
Completion Services	$381	$384	$36	($16)	($20)	($6)	$0	($41)	$22	$48	$69	$139
Well Support Services	249	255	100	4	4	7	5	19	4	2	1	7
Corporate / Eliminations	(66)	(84)	(82)	(20)	(17)	(19)	(17)	(73)	(22)	(25)	(26)	(72)
Total Adjusted EBITDA [3]	**$564**	**$555**	**$53**	**($32)**	**($33)**	**($18)**	**($12)**	**($94)**	**$5**	**$25**	**$44**	**$74**
% Margin	*18%*	*14%*	*3%*	*(12%)*	*(15%)*	*(8%)*	*(5%)*	*(10%)*	*1%*	*6%*	*10%*	*6%*

1. Pro forma for March 2015 Nabors Completion & Production Services transaction
2. Gross profit defined as revenue less direct costs
3. Please see slide 20 for a reconciliation of net income (loss), the nearest measure calculated in accordance with U.S. GAAP or pro forma net income (loss) prepared and presented in accordance with Article 11 of Regulation S-X, to Adjusted EBITDA.

C&J ENERGY SERVICES

19

Non-GAAP Reconciliation

Adjusted EBITDA Reconciliation*

$MM

	Full Year Pro Forma [1]							Full Year				YTD
	2013	2014	2015	Q1'16	Q2'16	Q3'16	Q4'16	2016	Q1'17	Q2'17	Q3'17	2017
Net Income / (Loss) [2]	**$96**	**($244)**	**($879)**	**($428)**	**($291)**	**($106)**	**($118)**	**($944)**	**($32)**	**($13)**	**$10**	**($35)**
Interest Expense	94	98	99	25	122	8	2	157	1	0	0	1
Income Tax / (Benefit)	56	56	(330)	(94)	(11)	(21)	(2)	(129)	(3)	(2)	(3)	(9)
Depreciation and Amortization	261	246	310	59	54	51	53	217	32	33	36	101
Other (Income) / Expense	(0)	33	10	(3)	(2)	(7)	3	(10)	(2)	1	(1)	(1)
(Gain) / Loss on Disposal of Assets	9	2	(1)	3	2	(1)	(1)	3	(6)	(3)	(1)	(11)
Impairment Expense	20	364	792	382	49	-	6	436	-	-	-	-
Debt Restructuring & Reorganization Costs	-	-	-	-	15	49	21	86	-	8	2	10
Inventory Write-down	-	-	31	1	12	0	22	35	-	-	-	-
Acquisition-Related Costs	-	-	-	4	3	1	2	11	-	-	1	1
Severance, Facility Closures and Other	27	0	21	19	14	7	2	42	15	1	-	16
Adjusted EBITDA	**$564**	**$555**	**$53**	**($32)**	**($33)**	**($18)**	**($12)**	**($95)**	**$5**	**$25**	**$44**	**$74**

Notes:

1. Pro forma for March 2015 Nabors Completion & Production Services transaction
2. FY 2014 and FY 2015 pro forma net (loss) excludes acquisition related costs of $20MM and $43MM, respectively, as disclosed in the 2015 10K filing

* We present Adjusted EBITDA, because management believes that the disclosure of Adjusted EBITDA as a measure of the Company's operating performance allows investors to make a direct comparison to competitors, without regard to differences in capital and financing structure and the incurrence of other charges that impact comparability of our results of operations to those of our competitors. Investors should be aware, however, that there are limitations inherent in using Adjusted EBITDA as a measure of overall profitability because it excludes significant expense items. An improving trend in Adjusted EBITDA may not be indicative of an improvement in the Company's profitability. To compensate for the limitations in utilizing Adjusted EBITDA as an operating measure, management also uses U.S. GAAP measures of performance, including operating income (loss) and net income (loss), to evaluate performance. As required under Regulation G and Item 10(e) of Regulation S-K, the table above provides a reconciliation of Adjusted EBITDA, a non-GAAP financial measure, to net loss, which is the nearest comparable U.S. GAAP financial measure for the year ended December 31, 2016 and for the interim 2017 periods, and pro forma net loss prepared and presented in accordance with Article 11 of Regulation S-X for the years ended December 31, 2013, 2014 and 2015. We generally define Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, other income (expense), gain or loss on the disposal of assets and other items that our management considers to be extraordinary, such as impairment expenses, acquisition-related costs, costs and charges associated with severance, facility closures, write-offs of bad debts and similar charges. Additionally, for the year ended December 31, 2016 and for the interim 2017 periods, we have added back in calculating Adjusted EBITDA several categories of expenses and charges incurred in connection with our Chapter 11 proceedings which are detailed in the table above. For the years ended December 31, 2013, 2014 and 2015, we are presenting Adjusted EBITDA and net income on a pro forma basis for the March 2015 Nabors completion and production services transaction. For a discussion of the adjustments made in preparing the pro forma information, please see our prospectus supplement to the prospectus dated March 20, 2017 and Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 2, 2017.

C&J ENERGY SERVICES

20

21 The Differentiated U.S. Oilfield Services Company Leading Provider of Products and Services Across the Life of the Well Strong Footprint in All Active Onshore Basins in the Continental U.S. Modern, High-Quality Asset Base and Streamlined Cost Structure Robust Logistics Network Ensures Efficient Operations for Our Customers Long-Term, Established Relationships with Blue-Chip Customer Base Unique Research & Technology Platform Focused on Improving Margins and Assuring Supply Capitalized for Growth – No Leverage and Significant Liquidity Experienced Management Team with Deep Operational Expertise Recognized Leader in Quality, Safety and Reliability Through A Talented Employee Base 1 2 3 4 5 6 7 9 8